UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 11, 2010
COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)
Commission File No. 1-10352

Delaware	59-2758596

(State of Incorporation)	(I.R.S. Employer
Identification No.)

354 Eisenhower Parkway
Livingston, New Jersey	07039

(Address of principal	Zip Code
executive offices)
Registrant’s telephone number, including area code: (973) 994-3999
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On March 11, 2010, Columbia Laboratories, Inc. (the “Company”) held a conference call to discuss financial results of the fourth quarter and year ended December 31, 2009. The transcript of the conference call (the “Transcript”) is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure
     A description of the Transcript set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this item.
     The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Additional Information:
This communication is not a solicitation of a proxy from any security holder of the Company. In connection with stockholder approval of certain transactions contemplated by the Purchase and Collaboration Agreement (the “Purchase Agreement”) among the Company, Watson Pharmaceuticals, Inc. (“Watson”) and Coventry Acquisition, Inc. (“Buyer”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and it intends to mail to its security holders a definitive proxy statement and other materials. THE PROXY STATEMENT WILL BE SENT TO COMPANY SECURITY HOLDERS AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WATSON, THE BUYER, THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT. Free copies of the proxy statement and other documents filed with the SEC by the Company, when they become available, can be obtained through the website maintained by the SEC at www.sec.gov. In addition, free copies of the proxy statement will be available from the Company by contacting Lawrence A. Gyenes at (973) 486-8860 or lgyenes@columbialabs.com or on the Company’s investor relations website at www.cbrxir.com.

Participation in the Solicitation:
The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions contemplated by the Purchase Agreement. Information regarding the special interests of these directors, executive officers and members of management in the transactions contemplated by the Purchase Agreement will be included in the proxy statement and other relevant documents filed with the SEC. Additional informational regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and the Company’s proxy statement, dated April 9, 2009, filed with the SEC on April 17, 2009. The Company’s Form 10-K and proxy statement are available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting it as described above.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
This communication contains forward-looking statements, which statements are indicated by the words “may,” “will,” “plans,” “believes,” “expects,” “anticipates,” “potential,” and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Factors that might cause future results to differ include, but are not limited to, the following: approval of the transactions contemplated by the Purchase Agreement by the Company’s stockholders; the timely and successful completion of the ongoing Phase III PREGNANT (PROCHIEVE® Extending GestatioN A New Therapy) Study of PROCHIEVE® 8% to reduce the risk of preterm birth in women with a short cervix in mid-pregnancy; successful development of a next-generation vaginal Progesterone Product; success in obtaining acceptance and approval of new products and new indications for current products by the United States Food and Drug Administration and international regulatory agencies; the impact of competitive products and pricing; the strength of the United States dollar relative to international currencies, particularly the euro; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia’s reports filed with the SEC. Completion of the transactions under the Purchase Agreement are subject to various conditions to closing, and there can be no assurance those conditions will be satisfied or that such transactions will be completed on the terms described in the Purchase Agreement or at all. All forward-looking statements contained herein are neither promises nor guarantees. The Company does not undertake any responsibility to revise or update any forward-looking statements contained herein.

Item 8.01	Other Events
     None

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
99.1*	Transcript of March 11, 2010 Conference Call

*	The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 11, 2010

COLUMBIA LABORATORIES, INC.
By:	/s/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description
99.1*	Transcript of March 11, 2010 Conference Call

*	The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.